UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2005

CAPITALSOURCE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (301) 841-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01. Entry into a Material Definitive Agreement

     CapitalSource Inc. (the “Company”) entered into employment agreements dated April 4, 2005 with Dean C. Graham and Joseph A. Kenary, Jr. Copies of the agreements will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

     Under these agreements, which are substantially similar to each other, each of the executives bears the title of President of his respective lending business. Each agreement provides for an initial term expiring on April 4, 2010, and on the fourth anniversary of each agreement and on each subsequent anniversary, an additional consecutive one-year period will be automatically added to the remaining term, so that the one year remaining will automatically be extended to two years, unless either party to the agreement provides 60 days’ written notice to the other party that it does not wish to renew the agreement. The term is automatically extended upon a “change in control” to the end of the 24-month period following such “change in control” if, on the date thereof, the remaining term is less than 24 months. During the term of the agreement, each executive is paid a base salary of $350,000, which is subject to review and increase, but not decrease, by the Company’s Board at least annually, and an annual bonus, in an amount to be determined reasonably and in good faith based upon the Company’s performance, the executive’s performance, and the performance of his respective lending business. The annual bonus will be at least two times base salary after a “change in control.”

     Mr. Graham’s agreement also provides for restricted stock grants to be made in 2005, 2006, 2007, 2008 and 2010. Upon signing the agreement, Mr. Graham received a grant of 40,000 shares of restricted stock vesting 20% on the date of the grant and on each of the first, second, third and fourth anniversaries of the date of the grant. On April 4, 2006, Mr. Graham will receive a grant of 40,000 shares of restricted stock vesting 20% on the date of the grant and on each of the first, second, third and fourth anniversaries of the date of the grant. On April 4, 2007, Mr. Graham will receive a grant of 40,000 shares of restricted stock vesting 20% on each of the date of grant and the first and second anniversaries of the date of grant and 40% on the third anniversary of the date of grant. On April 4, 2008, Mr. Graham will receive a grant of 40,000 shares of restricted stock vesting 20% on the date of grant, 40% on the first anniversary of the date of grant and 40% on the second anniversary of the date of grant. In addition to the grants subject to vesting, on April 4, 2005 Mr. Graham received, and on each April 4, 2006, 2007 and 2008, Mr. Graham will receive, a grant of 25,000 fully vested shares of stock, and on April 4, 2010, Mr. Graham will receive a grant of 40,000 fully vested shares of stock.

     Mr. Kenary’s agreement also provides for restricted stock grants to be made in 2005, 2006, 2007, 2008 and 2010. Upon signing the agreement, Mr. Kenary received a grant of 40,000 shares of restricted stock vesting 20% on the date of the grant and on each of the first, second, third and fourth anniversaries of the date of the grant. On April 4, 2006, Mr. Kenary will receive a grant of 40,000 shares of restricted stock vesting 20% on the date of the grant and on each of the first, second, third and fourth anniversaries of the date of the grant. On April 4, 2007, Mr. Kenary will receive a grant of 40,000 shares of restricted stock vesting 20% on each of the date of grant and the first and second anniversaries of the date of grant and 40% on the third anniversary of the date of grant. On April 4, 2008, Mr. Kenary will receive a grant of 40,000 shares of restricted stock vesting 20% on the date of grant, 40% on the first anniversary of the date of grant and 40% on the second anniversary of the date of grant. In addition to the grants subject to vesting, on April 4, 2005 Mr. Kenary received, and on each April 4, 2006, 2007 and 2008, Mr. Kenary will receive, a grant of 12,500 fully vested shares of stock, and on April 4, 2010, Mr. Kenary will receive a grant of 40,000 fully vested shares of stock.

     Upon a “change in control,” the value of all unvested restricted stock (including stock described above which has not yet been granted), the value of any unvested stock options (calculated based on the spread of the market price of a share of the Company’s common stock immediately prior to the announcement of the “change in control” over the option exercise price) and the value of any other equity-related awards which may have been granted to each executive will be paid on the earlier of the first anniversary of the “change in control” if he is still employed by the Company as of that anniversary date or the date of the termination of his employment unless employment is terminated by the Company for “cause” or by the executive without “good reason.” In Mr. Graham’s case, if the “change in control” involves either of two specified parties and, in the case of one of the parties, in certain particular circumstances following the “change in control,” all restricted stock held by or credited to Mr. Graham (including unvested restricted stock and stock described above which has not yet been granted) will immediately be granted, vest and, if applicable, become exercisable.

     The employment agreements contain non-compete and non-solicitation provisions. In each case, the executive has agreed that for 12 months (or six months if a “change in control” occurs after 2005) after the earlier of the expiration of the term of the agreement (as extended, if applicable) or the executive’s date of termination the executive will not: (i) solicit or hire any person employed by the Company or who was employed by the Company within 180 days prior to such solicitation or hiring (unless that person was discharged by the Company without cause); (ii) solicit any client or customer of the Company or any person who was a client or customer of the Company within 180 days prior to such solicitation; (iii) own an interest in any entity that competes with any business engaged in by the Company; (iv) prior to a “change in control,” provide services to any entity that competes with any business engaged in by the Company; or (v) provide services to an entity which are competitive with the Company and substantially similar to those previously provided by the executive to the Company. The employment agreements also contain non-disclosure provisions requiring each executive to not use, disclose, or transfer any of the Company’s confidential information either during or after employment.

     If the executive’s employment is terminated by his death, the Company will pay a cash lump sum equal to one year’s base salary, all outstanding equity awards will immediately vest and all equity awards remaining to be granted under the terms of the employment agreement will be immediately granted and will immediately vest. Any payments by the Company shall be reduced by the amount of any payments to the executive’s beneficiaries or estate paid on account of any life insurance plan or policy provided by the Company for the benefit of the executive.

     The Company may also terminate the executive’s employment upon disability of the executive, for “cause” or without “cause.” The executive may terminate his employment with or without “good reason.”

     If the Company terminates the executive’s employment upon his disability, the Company will pay base salary through the date of termination, all outstanding equity awards will immediately vest and all equity awards remaining to be granted under the terms of the employment agreement will be immediately granted and will immediately vest.

     If the Company terminates the executive’s employment for “cause” or he terminates it without “good reason,” the Company will pay base salary through the date of termination. All unvested shares of restricted stock previously granted and any shares of stock remaining to be granted under the terms of the employment agreement on or after the date of termination shall be forfeited by the executive. In addition, if the executive voluntarily terminates his employment without “good reason” after a “change in control,” the Company shall: (i) continue to pay the executive his base salary in effect on his date of termination (without giving any effect to reductions thereto after a “change in control”) during the period during which the non-compete and non-solicitation provisions apply (likely six months); and (ii) immediately pay the executive in a cash lump sum an amount equal to a pro rata portion of the minimum cash bonus required to be paid by the Company for the year of his termination.

     If the Company terminates the executive’s employment without “cause” or he terminates it for “good reason,” the Company will immediately grant all equity awards remaining to be granted under the terms of the employment agreement, pay base salary through the date of termination, pay a cash lump sum equal to a pro rata portion of the average of the annual bonuses paid to the executive in the previous two calendar years, and pay a cash lump sum equal to the greater of (i) two times the sum of the base salary and the average of the annual bonuses paid to the executive in the previous two calendar years and (ii) $1.8 million. In addition, all of the executive’s restricted stock will immediately vest and, if applicable, become exercisable, and the executive and his covered dependents will continue to receive medical, dental, hospitalization and life insurance coverage for 24 months or the remaining term of the agreement at the time of termination, whichever is greater.

     If the executive’s employment is terminated within two years after a “change in control” by the Company (other than for “cause” or disability) or by the executive for “good reason,” he will receive the amounts described in the preceding paragraph, except that, in lieu of the cash lump sum payment of at least $1.8 million described in the preceding paragraph, he will receive a cash lump sum equal to three times the sum of (i) the executive’s base salary and (ii) the greater of the average of the annual bonuses paid to the executive in the previous two calendar years and the minimum cash bonus required to be paid to the executive for the year of his termination. In addition, the executive and his covered dependents will continue to receive medical, dental, hospitalization and life insurance coverage for 36 months or the remaining term of the agreement at the time of termination, whichever is greater.

     Subject to certain conditions, the Company will make a gross-up payment to cover any excise tax imposed on the executive by Section 4999 of the Internal Revenue Code and any interest and penalties incurred with respect thereto resulting from any action or inaction by the Company. In addition, the Company and the executives have agreed to amend the agreements to the minimum extent necessary to avoid any excise tax imposed by Section 409A of the Code.

     In each agreement, “cause” is limited to the following events: (i) the executive’s conviction of, or plea of nolo contendere to, a felony (other than in connection with a traffic violation) under any state or federal law; (ii) the executive’s willful and continued failure to substantially perform his essential job functions under the agreement after receipt of written notice from the Company that specifically identifies the manner in which the executive has substantially failed to perform his essential job functions and specifying the manner in which the executive may substantially perform his essential job functions in the future; (iii) a material act of fraud or willful and material misconduct with respect, in each case, to the Company, by the executive; (iv) a willful and material breach of the clause in the agreement governing the place of performance or the clauses in the agreement described in clauses (iii) – (iv) in the paragraph above regarding the non-compete and non-solicitation provisions; or (v) the hiring of any person who was an employee of the Company within 180 days prior to such hiring, other than to perform services for the benefit of the Company. For purposes of this provision, no act or failure to act, on the part of the executive, shall be considered “willful” unless it is done, or omitted to be done, by the executive in bad faith or without reasonable belief that the executive’s action or omission was in the best interests of the Company. Anything in the agreement to the contrary notwithstanding, the executive shall not be terminated for “cause” under the agreement unless (A) written notice stating the basis for the termination is provided to the executive, (B) as to clauses (ii), (iii) or (iv) of this paragraph, he is given 30 days to cure the neglect or conduct that is the basis of such claim (it being understood that any errors in expense reimbursement may be cured by repayment), (C) if he fails to cure such neglect or conduct, the executive has an opportunity to be heard with counsel of his choosing before the full Board prior to any vote regarding the existence of “cause” and (D) there is a vote of a majority of the members of the Board to terminate him for “cause.”

     In each agreement, “change in control” is defined as the occurrence of one or more of the following events: (i) any “person” or “group” is or becomes a “beneficial owner” of more than 30% of the Voting Stock of the Company; (ii) the majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the effective date of the agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director; (iii) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; (iv) the Company transfers all or substantially all of its assets or business (unless the shareholders of the Company immediately prior to such transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or (v) any merger, reorganization, consolidation or similar transaction unless, immediately after consummation of such transaction, the shareholders of the Company immediately prior to the transaction hold, directly or indirectly, more than 50% of the Voting Stock of the Company or the Company’s ultimate parent company if the Company is a subsidiary of another corporation (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company). For purposes of the “change in control” definition, the “Company” shall include any entity that succeeds to all or substantially all of the business of the Company and “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

     In each agreement, “good reason” is defined as, unless otherwise agreed to in writing by the executive: (i) any diminution or adverse change prior to a “change in control” in the executive’s title; (ii) reduction in the executive’s base salary or, after a “change in control,” the annual bonus payable to the executive; (iii) prior to a “change in control” a requirement that the executive report to someone other than the Company’s Chief Executive Officer and, in a dual reporting role, President (provided, however that executive acknowledges and agrees that during the term of the agreement (as extended, if applicable) an increasing amount of the day-to-day supervision of his work may be undertaken by the President); (iv) a material diminution in the executive’s authority, responsibilities or duties or material interference with the executive’s carrying out his duties; (v) the assignment of duties inconsistent with the executive’s position or status with the Company as of the date hereof; (vi) a relocation of the executive’s primary place of employment to a location more than 25 miles further from the executive’s primary residence than the current location of the Company’s offices; (vii) any other material breach of the terms of the agreement or any other agreement that breach is not cured within ten days after the executive’s delivery of a written notice of such breach to the Company; (viii) any purported termination of the executive’s employment by the Company that is not effected in accordance with the applicable provisions of the agreement; (ix) the failure of the Company to obtain the assumption in writing of its obligations under the agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction; or (x) the delivery of a notice by the Company that it is electing not to extend the term of employment under the agreement at any time up to and including April 4, 2023. In order to invoke a termination for “good reason,” the executive must terminate his employment, if at all, within 30 days of the occurrence of any event of “good reason.” Notwithstanding anything to the contrary in the agreement, (A) “good reason” shall not, by itself, include removal of the executive’s authority and/or responsibility for any aspect of loan management, and (B) after a “change in control,” “good reason” shall not, by itself, include (i) the removal of the executive from the Company’s Credit Committee; (ii) the assignment to the executive of a different title that is, within the organization of the successor entity, equivalent to the executive’s title with the Company immediately prior to the “change in control;” or (iii) requiring the executive to report to the person within a successor entity with management authority for the executive’s business unit.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 8, 2005	/s/ Steven A. Museles
Steven A. Museles
Senior Vice President, Chief Legal Officer and Secretary